Exhibit 10.6

Warrant No.  Issuance Date:  April 30, 2009

THE SECURITES REPRESENTED BY THIS AGREEMENT HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITITES ACT”), AND HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECRUITIES ACT OR THE SECURTIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO DIATECT INTERNATIONAL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT AGREEMENT

THIS WARRANT AGREEMENT (this “Agreement”) is dated this 30th day of April, 2009, by and between Diatect International Corporation, a California corporation (the “Company”), and JACKTONY MANAGEMENT CORPORATION, a Florida corporation (the “Warrant Holder”).

W I T N E S S E T H

WHEREAS, as part of the Agreement, the Company agreed to issue to the Warrant Holder a warrant (the “Warrant”) to purchase an aggregate of One Million, Two Hundred and Fifty Thousand (1,250,000) shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Incorporation of Recitals.  The Recitals portion of this Agreement is hereby incorporated by this reference as though it were fully set forth and rewritten herein, and the affirmative statements therein contained shall be deemed to be representations of the Company and the Warrant Holder, which are hereby confirmed.

2.           Grant of Warrant.

2.1(a)  The Company hereby agrees that the Warrant Holder, for value received, is entitled, subject to the provisions of this Warrant, to purchase from the Company, in whole or in part and at any time or from time to time, during the period commencing on the date hereof and expiring at 5:00 p.m., Heber City, Utah, time, on the Expiration Date (as defined below), 30th day of April, 2011, fully paid and non-assessable shares of Common Stock (as defined below).  The “Exercise Price” for such shares shall be equal to $0.02 per share, subject to adjustment as set forth in Section 4 below.  This Warrant is being granted in connection with, and in consideration of investment of common stock.

   (b)  The term “Common Stock” means the common stock, par value $0.001     per share, of the Company as constituted on the date hereof, together with any other equity securities that may be issued by the Company in substitution therefor.  The number of shares of Common Stock to be received upon the exercise of this Warrant, and the Exercise Price, shall be adjusted from time to time as hereinafter set forth.  The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as “Warrant Stock” or “Warrant Shares.”  The term “Company” means and includes the Company as well as (i) any successor corporation resulting from the merger or consolidation of the Company with another corporation, or (ii) any corporation to which the Company has transferred its property or assets as an entirety or substantially as an entirety.

3.           Exercise of Warrant.

3.1(a)  Subject to the limitations set forth in Section 5, this Warrant may be exercised in whole or in part at any time or from time to time during the period commencing on the date hereof and expiring at 5:00 p.m., Heber City, Utah, time, on April 30, 2011, or, if such date is a day on which banking institutions in Utah are authorized by law to close, then on the next succeeding day that banking institutions in Utah shall not  be authorized to close.

     (b) The Holder may exercise this Warrant by presentation and surrender of this Warrant to the Company at its principal office with the Warrant Exercise Form attached as Exhibit A hereto (the “Notice of Exercise”), duly executed by the Warrant Holder and accompanied by payment (either in cash, wire transfer, or by certified or official bank check, payable to the order of the Company) of an amount equal to the Exercise Price multiplied by the number of shares of Warrant Stock purchased (the “Purchase Price”).  The Purchase Price shall be payable in cash.

     (c)  If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder.

     (d)  Upon receipt by the Company of this Warrant, together with the Purchase Price, at its office in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, not withstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

3.2           Issuance of Certificates.  As soon as practicable after the exercise of the Warrant (in whole or in part) in accordance with Section 3.1 hereof, the Company, at its expense, shall cause to be issued in the name of and delivered to the Warrant Holder (i) a certificate or certificates for the number of fully-paid and non-assessable Shares to which the Warrant Holder shall be entitled upon such exercise and (if applicable) (ii) a new warrant agreement of like tenor to purchase all of the Shares that may be purchased pursuant to the portion, if any, of the Warrant not exercised by the Warrant Holder.  The Warrant Holder shall for all purposes be deemed to have become the holder of record of such Shares on the date on which the Notice of Exercise and payment of the Purchase Price in accordance with Section 3.1 hereof were delivered and made, respectively, irrespective of the date of delivery of such certificate or certificates, except that if the date of such delivery, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

3.3           Market Price.  The “Market Price” of a share of Common Stock means:  the average of the daily volume weighted average price of shares of Common Stock on the principal market on which shares of the Common Stock are traded for the five (5) trading days immediately preceding the date of the determination of the Market Price.  If shares of Common Stock are not traded on any public market (e.g. NYSE, AMEX, NASDAQ, OTCBB or Pink Sheets), the Market Price of the Common Stock shall be determined, in good faith, by the Board of Directors of the Company.

4.           Adjustments.

4.1           Stock Splits, Stock Dividends and Combinations.  If the Company at any time subdivides the outstanding shares of the Common Stock or issues a stock dividend (in Common Stock) on the outstanding shares of the Common Stock, the Exercise Price in effect immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately decreased, and the number of Shares subject hereto shall be proportionately increased, and if the Company at any time combines (by reverse stock split or otherwise) the outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of Shares subject hereto shall be proportionately decreased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

4.2           Merger or Consolidation.  In the case of any consolidation of the Company with, or merger of the Company with or into another entity (other than a consolidation or merger which does not result in any reclassification or change of the outstanding capital stock of the Company), the entity formed by such consolidation or merger shall execute and deliver to the Warrant Holder a supplemental warrant agreement providing that the Warrant Holder of the Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of capital stock and other securities and property receivable upon such consolidation or merger by a holder of the number of Shares for which such Warrant might have been exercised immediately prior to such consolidation or merger.  Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 4.1 hereof and to the provisions of Section 11 hereof.  This Section 4.2 shall similarly apply to successive consolidations or mergers.

5.           Transfers.

5.1           Unregistered Securities.  Warrant Holder hereby acknowledges and agrees that the Warrant and the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are “restricted securities” under the Securities Act inasmuch as they are being acquired in a transaction not involving a public offering, and the Warrant Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of the Warrant or any Shares issued upon exercise of the Warrant in the absence of (a) an effective registration statement under the Securities Act as to the Warrant or such Shares and registration and/or qualification of the Warrant or such Shares under any applicable Federal or state securities law then in effect or (b) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required.

5.2           Transferability.  Subject to the provisions of Section 5.1 hereof, the rights under this Agreement are freely transferable, in whole or in part, by the Warrant Holder, and such transferee shall have the same rights hereunder as the Warrant Holder.

5.3           Warrant Register.  The Company will maintain a register containing the names and addresses of the Warrant Holders of the Warrant.  Until any transfer of Warrant in accordance with this Agreement is reflected in the warrant register, the Company may treat the Warrant Holder as the absolute owner hereof for all purposes.  Any Warrant Holder may change such Warrant Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

6.           No Fractional Shares.  Any adjustment in the number of Shares purchasable hereunder shall be rounded to the nearest whole share.

7.           Investment Representations.  The Warrant Holder agrees and acknowledges that it is acquiring the Warrant and will be acquiring the Shares for its own account and not with a view to any resale or distribution other than in accordance with Federal and state securities laws.  The Warrant Holder is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

8.           Covenants as to the Shares.  The Company covenants and agrees that the shares of Common Stock issuable upon exercise of the Warrant, will, upon issuance in accordance with the terms hereof, be duly and validly issued and outstanding, fully-paid and non-assessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges with respect to the issuance thereof imposed by or through the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificates in respect of such shares in a name other than that of the Warrant Holder and the Company shall not be required to issue or deliver such certificates unless or until the person(s) requesting the issuance thereof shall have paid to the Company the amount of such tax or it shall be established to the satisfaction of the Company that such tax has been paid.  The Company further covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented under this Agreement.

9.           Legend.  Any certificate evidencing the Shares issuable upon exercise hereof will bear a legend indicating that such securities have not been registered under the Securities Act or under any state securities laws and may not be sold or offered for sale in the absence of an effective registration statement as to the securities under the Securities Act and any applicable state securities law or an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

10.           Rights Applicable to the Warrant Shares.  The parties hereby acknowledge and agree that the Shares, when issued in accordance with the terms hereof, shall be entitled to all of the same rights and privileges provided to the Company’s Common Stock.

11.           Dividends and Other Distributions.   In the event that the Company shall, at any time prior to the exercise of all Warrants, declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, properties, rights, evidence of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Warrant Holder shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrant, the same assets, property, rights, evidences of indebtedness, securities or any other thing of value that the Warrant Holder would have been entitled to receive at the time of such dividend or distribution as if the Warrant had been exercised immediately prior to such dividend or distribution.  At the time of any such dividend or distribution, the Company shall make (and maintain) appropriate reserves to ensure the timely performance of the provisions of this Section 11.

12.           Vesting.  The Warrants vest immediately upon signing.

13.           Miscellaneous.

13.1                      Waivers and Amendments.  This Agreement or any provisions hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the Company and by the Warrant Holder.

13.2                      Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Utah.

13.3                      Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered by hand or by facsimile transmission, when telexed, or upon receipt when mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)           If to Company:

Diatect International Corporation
875 South Industrial Parkway
Heber City, UT 84032

Phone:       (813) 387-3309
Attention: Robert Rudman
Facsimile:  (813) 251-5684

 (ii)           If to Warrant Holder:

JACKTONY MANAGEMENT CORPORATION
1324 Seven Springs Blvd., Suite 363
New Port Richey, FL 34655

13.4                      Headings.  The headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the terms hereof.

13.5                      Closing of Books.  The Company will at no time close its transfer books against the transfer of any Shares issued or issuable upon the exercise of the Warrant in a manner that interferes with the timely exercise of the Warrant.

13.6                      No Rights or Liabilities as a Stockholder.  This Agreement shall not entitle the Warrant Holder hereof to any voting rights or other rights as a stockholder of the Company with respect to the Shares prior to the exercise of the Warrant.  No provision of this Agreement, in the absence of affirmative action by the Warrant Holder to purchase the Shares, and no mere enumeration herein of the rights or privileges of the Warrant Holder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13.7                      Successors.  All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and transferees.

13.8                      Severability.  If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

DIATECT INTERNATIONAL CORPORATION

By:__________________________________
Robert Rudman
Chief Financial Officer

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only on exercise of Warrant)

Dated:___________________________

To:         Diatect International Corporation.

The undersigned, pursuant to the provisions set forth in the attached Warrant Agreement, hereby irrevocably elects to:

                purchase _____ shares of Common Stock covered by such Warrant Agreement and herewith makes a cash payment of $_____________, representing the full purchase price for such shares at the price per share provided for in such Warrant Agreement.

purchase _____ shares of Common Stock covered by such Warrant Agreement and herewith delivers _____ shares of Common Stock having a Market Price as of the last trading day preceding the date hereof of $______, representing the full purchase price for such shares at the price per shares provided for in such Warrant Agreement.

Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below.

Signature: __________________________

Name (print):________________________

Title (if applicable):___________________

Company (if applicable):_______________

WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of common stock, par value $0.001 per share, of Diatect International Corporation, a California corporation, and hereby makes payment of $____________ in payment therefore.

______________________________________
Signature

______________________________________
Signature, if jointly held

Date: ________________

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INSTRUCTIONS FOR ISSUANCE OF STOCK

(if other than to the registered holder of the within Warrant)

Name______________________________________________________
(Please typewrite or print in block letters)

Address____________________________________________________

Social Security or Taxpayer Identification Number_____________________

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ASSIGNMENT FORM

FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers unto
Name (please typewrite or print in block letters)
the right to purchase common stock, par value $0.001      per share, of Diatect International Corporation, a California corporation (the “Company”), represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ______________________________, as its attorney in fact, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:_____________________

Signature_________________________________________

Signature, if jointly held_______________________________